Exhibit 32.2

CERTIFICATION

In connection with the Annual Report of Aceto Corporation, a New York corporation (the “Company”), on Form 10-K for the period ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rebecca Roof, Interim Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Rebecca Roof
Interim Chief Financial Officer
(Principal Financial Officer)
September 28, 2018